Exhibit 10.1

                               SECOND AMENDMENT
                                      to
                               CREDIT AGREEMENT


       AMENDMENT, dated as of October 3, 1997 by and among SPECIAL METALS CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (collectively, the "Lenders") and CREDIT LYONNAIS NEW YORK BRANCH, as Issuing Bank and as Agent for the Lenders (in such capacity, the "Agent").

                                   RECITALS

       A. The Borrower, the Lenders, the Issuing Bank and the Agent are party to the Credit Agreement dated as of October 18, 1996 (as amended, the "Credit Agreement"), pursuant to which the Lenders severally agreed to make Term Loans and Revolving Loans to the Borrower, and the Issuing Bank agreed to issue Letters of Credit for account of the Borrower, all upon the terms and subject to the conditions set forth in the Credit Agreement.

       B. The Borrower has requested that the Credit Agreement be modified as provided in this Amendment, and the Lenders, the Issuing Bank and the Agent are willing to effect such modifications, subject to the terms and conditions specified herein.

       ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined, shall have the meanings given to them in the Credit Agreement, as amended hereby. In addition, the following terms shall have the following meanings:

       "CREDIT AGREEMENT" shall have the meaning specified in Recital A hereto.

       "SECOND AMENDMENT DATE" shall have the meaning specified in Section 5 hereof.

       2.   AMENDMENTS TO CREDIT AGREEMENT.

       (a) Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by adding the following new definition in appropriate alphabetical order:

       "'AMI': ADVANCED MATERIALS INVESTMENTS HOLDING S.A., A LUXEMBOURG CORPORATION."

       "'REPORTING ENTITY': ANY ENTITY WHICH IS REQUIRED TO FILE PERIODIC AND OTHER REPORTS WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED."



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       (b) The parties have agreed that so long as the Borrower is a Reporting
Entity, it may satisfy its reporting requirements under paragraphs (a) and (b) of Section 6.3 of the Agreement (Financial Statements, Reports, Etc.) by delivering to the Lenders its quarterly and annual reports on Forms 10-Q and 10-K, respectively. In order to reflect that understanding, the parties hereby amend said Section 6.3 by adding the following new paragraph at the end thereof:

       "NOTWITHSTANDING THE FOREGOING, SO LONG AS THE BORROWER IS A REPORTING ENTITY, (X) IT MAY SATISFY THE REQUIREMENTS OF SECTION 6.3(A) BY DELIVERING TO THE LENDERS WITHIN TWO BUSINESS DAYS AFTER THE FILING THEREOF WITH THE SEC BUT IN ANY EVENT NO LATER THAN 45 DAYS AFTER THE END OF EACH OF THE FIRST THREE FISCAL QUARTERS OF EACH FISCAL YEAR OF THE BORROWER, THE BORROWER'S QUARTERLY REPORT ON FORM 10-Q FOR SUCH QUARTER AND (Y) IT MAY SATISFY THE REQUIREMENTS OF SECTION 6.3(B) BY DELIVERING TO THE LENDERS WITHIN TWO BUSINESS DAYS AFTER THE FILING THEREOF WITH THE SEC BUT IN ANY EVENT NO LATER THAN 90 DAYS AFTER THE END OF EACH FISCAL YEAR OF THE BORROWER, THE BORROWER'S ANNUAL REPORT ON FORM 10-K FOR SUCH QUARTER, ACCOMPANIED BY A CERTIFICATE OF THE BORROWER'S AUDITORS SHOWING WHETHER THE BORROWER IS IN COMPLIANCE WITH THE FINANCIAL COVENANTS CONTAINED IN SECTIONS 6.18, 6.19 AND 6.20, WHICH CERTIFICATE SHALL SET FORTH IN DETAIL REASONABLY SATISFACTORY TO THE AGENT THE CALCULATIONS MADE TO DETERMINE SUCH COMPLIANCE AND THE INFORMATION REQUIRED TO MAKE SUCH CALCULATIONS."

       (c) The parties have agreed that the Borrower may provide one-year forecasts instead of the three-year forecasts currently required under the Credit Agreement. In order to reflect that understanding, the parties hereby amend paragraph (f) of Section 6.3 of the Credit Agreement (Financial Statements, Reports, Etc.) in its entirety to read as follows:

       "(F) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 90 DAYS AFTER THE BEGINNING OF EACH FISCAL YEAR OF THE BORROWER, ONE- YEAR FORECASTS COVERING SUCH FISCAL YEAR, PREPARED BY A RESPONSIBLE OFFICER OF THE BORROWER AND CERTIFIED BY SUCH OFFICER TO HAVE BEEN PREPARED IN GOOD FAITH AND BASED UPON REASONABLE ASSUMPTIONS; AND"

       (d) The parties have agreed that, before the Borrower consummates any merger, consolidation, asset acquisition or other Investment, one of its Responsible Officers will certify that no Default or Event of Default exists or would result therefrom. In order to reflect that understanding, the parties hereby amend clause (z) of Section 6.3(g) of the Credit Agreement (which was added by the First Amendment dated as of April 15, 1997) in its entirety to read as follows:

       "(Z) A CERTIFICATE OF A RESPONSIBLE OFFICER OF THE BORROWER TO THE EFFECT THAT, TO THE BEST OF HIS KNOWLEDGE, AFTER DUE INQUIRY, NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD OCCUR AS A RESULT OF SUCH CORPORATE EVENT, AND THE BORROWER SHALL BE IN COMPLIANCE WITH THE FINANCIAL COVENANTS CONTAINED IN SECTIONS 6.18, 6.19 AND 6.20 OF THE CREDIT AGREEMENT AFTER GIVING EFFECT TO SUCH CORPORATE EVENT, WHICH CERTIFICATE SHALL SET FORTH IN DETAIL REASONABLY SATISFACTORY



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       TO THE AGENT THE CALCULATIONS MADE TO DETERMINE SUCH COMPLIANCE AND THE
       INFORMATION REQUIRED TO MAKE SUCH CALCULATIONS;"

       (e) The parties have agreed that the Borrower shall provide to the Banks copies of any reports, statements or other documents filed by it with the SEC within two Business Days after such filing. In order to reflect that understanding, the parties hereby amend Section 6.3 of the Credit Agreement (Financial Statements, Reports, Etc.) by redesignating clause (h) thereof as clause (j) and adding the following new clause (h) thereto:

       "(H) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN TWO BUSINESS DAYS AFTER THE FILING THEREOF, COPIES OF ANY REPORTS, STATEMENTS OR OTHER DOCUMENTS FILED BY THE BORROWER WITH THE SEC;"

       (f) The parties have agreed that Section 4.2 of the Disclosure Schedule will be updated by the Borrower only once a year. In order to reflect that understanding, the parties hereby amend Section 6.3 of the Credit Agreement (Financial Statements, Reports, Etc.) by adding the following new clause (i) thereto:

       "(I) TOGETHER WITH EACH SET OF FINANCIAL STATEMENTS DELIVERED TO THE LENDERS PURSUANT TO PARAGRAPH (B) ABOVE, AN UPDATE OF SECTION 4.2 OF THE DISCLOSURE SCHEDULE, REFLECTING THE BORROWER'S CAPITAL STRUCTURE AND SUBSIDIARIES ON THE DATE OF DELIVERY OF SUCH FINANCIAL STATEMENTS AND CERTIFIED BY A RESPONSIBLE OFFICER OF THE BORROWER (A "SECTION 4.2 UPDATE"); FOR PURPOSES OF SECTION 5.2(A), ALL REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 4.2 WHICH REFER TO THE DISCLOSURE SCHEDULE SHALL BE DEEMED TO RELATE EXPRESSLY TO THE DATE OF THE THEN MOST RECENT SECTION 4.2 UPDATE; AND"

       (g) The parties have agreed that so long as the Borrower is a Reporting Entity, its notification requirements under Section 6.4 of the Credit Agreement (Notice of Adverse Events and Significant Changes) will be modified in certain respects. In order to reflect that understanding, the parties hereby amend said
Section 6.4 by adding the following new paragraph at the end thereof:

       "SO LONG AS THE BORROWER IS A REPORTING ENTITY, IT SHALL DELIVER TO THE LENDERS COPIES OF ALL REPORTS ON FORM 8-K FILED BY IT FROM TIME TO TIME WITH THE SEC, PROMPTLY AFTER SUCH FILING. IF THE BORROWER HAS FILED A REPORT ON FORM 8-K WITH RESPECT TO AN EVENT DESCRIBED IN THIS SECTION 6.4 OR ANY SUCH EVENT HAS BEEN DISCLOSED BY THE BORROWER ON ANY REPORT ON FORM 10-Q OR 10-K, IT MAY SATISFY THE NOTICE REQUIREMENTS OF THIS SECTION BY DELIVERING A COPY OF SUCH FORM 8-K, 10-Q OR 10-K TO THE AGENT, THE ISSUING BANK AND EACH LENDER. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO WAIVE THE OBLIGATION OF THE BORROWER TO FURNISH IN ACCORDANCE WITH THIS
       SECTION 6.4 PROMPT WRITTEN NOTICES OF ALL EVENTS SPECIFIED HEREIN, IRRESPECTIVE OF WHETHER SUCH EVENTS WOULD REQUIRE THE FILING OF A REPORT ON FORM 8-K WITH THE SEC OR DISCLOSURE ON A REPORT ON FORM 10-Q OR 10-K."



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       (h) The parties have agreed that the Borrower shall be permitted to make asset acquisitions without the prior consent of the Lenders, so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result of such acquisition. In order to reflect that understanding, the parties hereby amend Section 6.14 of the Credit Agreement (Investments) by deleting the word "and" which precedes clause (h) thereof and inserting the following new clause at the end thereof:

       ", AND (I) SO LONG AS (X) NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD OCCUR AS A RESULT THEREOF, (Y) THE BORROWER SHALL HAVE DELIVERED THE FINANCIAL STATEMENTS AND CERTIFICATES REQUIRED TO BE DELIVERED BY IT IN CONNECTION WITH SUCH INVESTMENT UNDER
       SECTION 6.3(G), AND (Z) IF SUCH INVESTMENT IS MADE IN AN AFFILIATE OF THE BORROWER OR ANY OF ITS SUBSIDIARIES, IT COMPLIES WITH SECTION 6.16, INVESTMENTS OF THE TYPE DESCRIBED IN CLAUSE (IV) OF THE DEFINITION OF SAID TERM."

       (i) The parties have agreed to define with greater precision the business in which the Borrower and its Subsidiaries may engage hereafter. In order to reflect that understanding, the parties hereby amend Section 6.15 of the Credit Agreement (Change in Nature of Business) in its entirety to read as follows:

       "6.15  CHANGE IN NATURE OF BUSINESS.

       THE BORROWER SHALL, AND SHALL CAUSE ITS SUBSIDIARIES TO, BE PRIMARILY ENGAGED AT ALL TIMES IN BUSINESSES RELATED TO SPECIALTY ALLOYS, ENGINEERED CERAMIC MATERIALS, AND COMPOSITES CONSISTING OF ENGINEERED MATERIALS HAVING UNIQUE PROPERTIES, FORMED FROM TWO OR MORE MATERIALS THAT ARE MECHANICALLY AND/OR PHYSICALLY BONDED."

       (j) The parties have agreed that the occurrence of an event specified in paragraph (f) of Section 7.1 of the Credit Agreement (Events of Default) with respect to SIMA will not constitute an Event of Default under the Credit Agreement. In order to reflect that understanding, the parties hereby amend said paragraph (f) by deleting the words "or SIMA" therefrom.

       (k) The parties have agreed to modify the change in control provisions set forth in paragraph (i) of Section 7.1 of the Credit Agreement (Events of Default). In order to reflect that understanding, the parties hereby amend said paragraph (i) in its entirety to read as follows:

       "(I) (X) SIMA, LWH AND AMI SHALL CEASE TO OWN BENEFICIALLY IN THE AGGREGATE, DIRECTLY OR INDIRECTLY, WITH FULL CONTROL THEREOF AND FREE AND CLEAR OF ANY LIENS, AT LEAST 35% OF ALL OUTSTANDING SHARES OF CAPITAL STOCK OF THE BORROWER HAVING ORDINARY VOTING POWER FOR THE ELECTION OF DIRECTORS OF THE BORROWER, OR (Y) SIMA AND LWH SHALL CEASE TO HAVE VOTING CONTROL OVER CAPITAL STOCK OF THE BORROWER SUFFICIENT TO ELECT A MAJORITY OF ITS BOARD OF DIRECTORS, OR (Z) DIRECTORS NOMINATED OR APPROVED BY SIMA SHALL CONSTITUTE AT ANY TIME LESS THAN A MAJORITY OF THE BOARD OF



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       DIRECTORS OF THE BORROWER; FOR PURPOSES OF THIS SECTION, VOTING CONTROL
       OVER SHARES OF CAPITAL STOCK OF THE BORROWER MEANS THE RIGHT TO VOTE SUCH SHARES WITH COMPLETE DISCRETION, WHETHER SUCH RIGHT IS DERIVED FROM OWNERSHIP OF SUCH SHARES, FROM PROXIES SUBMITTED BY THE BENEFICIAL HOLDERS THEREOF (OTHER THAN PROXIES WHICH INCLUDE VOTING DIRECTIONS CONTRARY TO DIRECTIONS SOLICITED BY SIMA OR LWH, AS THE CASE MAY BE) OR FROM AN AGREEMENT WITH SUCH BENEFICIAL HOLDERS; OR"

       (l) All references in the Credit Agreement to "this Agreement" or such words as "hereof", "herein", "hereto" or "hereunder" shall be deemed to be references to the Credit Agreement as amended by this Amendment.

       3. REAFFIRMATION OF OBLIGATIONS. The Borrower hereby acknowledges and confirms to Agent, the Issuing Bank and each Lender (a) that the amendments and modifications to the Credit Agreement made pursuant hereto shall not affect or impair in any way the validity, binding effect or enforceability of any Loan Document to which it is a party or of any liens or security interests granted to the Agent, the Issuing Bank or any Lender thereunder, or its obligations or the respective rights and remedies of the Agent, the Issuing Bank and the Lenders thereunder and (b) that the Loan Documents to which the Borrower is a party, any liens and security interests granted to the Agent for the benefit of the Lenders and the Issuing Bank thereunder, and the Borrower's obligations and the respective rights and remedies of the Agent, the Issuing Bank and the Lenders thereunder shall continue in full force and effect, notwithstanding such amendments and modifications.

       4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent, the Issuing Bank and the Lenders that (a) it has full power and authority to execute and deliver this Amendment, (b) this Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, (c) the Borrower's execution and delivery of this Amendment, and its performance of this Amendment and of the Credit Agreement as amended hereby, have been duly authorized by all requisite action of the Borrower and do not require the approval of its shareholders, (d) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement as amended hereby do not and will not
(i) violate the Borrower's Certificate of Incorporation or By-Laws or any law or regulation applicable to the Borrower, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected, (iii) violate any order of any court, tribunal or governmental agency binding upon the Borrower or its properties, (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Borrower, or (v) require any license, consent or approval of any governmental agency or regulatory authority or any other third party, and (e) (i) the Borrower has complied and is currently in compliance with all the terms, covenants and conditions of the Credit Agreement and the other Loan Documents, (ii) there exists no Default under the Credit Agreement, and (iii) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement are true with the same effect as though such



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representations and warranties had been made on the date hereof, except for such representations and warranties which specifically relate to an earlier date.

       5. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the "Second Amendment Date") on which each of the following conditions precedent shall have been satisfied or waived:

       (a) The Borrower, SIMA and each Lender shall have executed and delivered to the Agent counterpart originals or facsimiles hereof; and

       (b) All legal, documentary and other matters in connection with this Amendment and the transactions contemplated hereby shall be satisfactory to the Agent and its counsel.

       The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall become effective automatically on the Second Amendment Date, without the need for any further action by any party hereto.

       6.   MISCELLANEOUS.

       (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       (b) Except as expressly amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents, and all rights of the Agent, the Issuing Bank and each Lender and obligations of the Borrower thereunder and under all related documents, shall remain in full force and effect.

       (c) The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of outside counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and all related documents, whether or not the transactions contemplated hereby are consummated.

       (d) This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this



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Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.


                        SPECIAL METALS CORPORATION



                        By:/s/ Donald C. Darling
                           ------------------------------------
                           Donald C. Darling
                           Vice President - Administration


                        CREDIT LYONNAIS NEW YORK BRANCH, as
                        Agent, Issuing Bank and Lender



                        By:/s/ Oliver Perrain
                           ------------------------------------
                           Name: Oliver Perrain
                           Title:   First Vice President


                        SOCIETE GENERALE NEW YORK BRANCH



                        By: /s/ Cynthia Colucci
                           ------------------------------------
                           Name: Cynthia Colucci
                           Title:   Vice President



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                        BANQUE NATIONALE DE PARIS
                        NEW YORK BRANCH



                        By: /s/ Patrick Pages           /s/ Nathalie Herrington
                           -----------------------------------------------------
                           Name: Patrick Pages        Name: Nathalie Herrington
                           Title:   Vice President    Title:   Vice President


                        BANQUE NATIONALE DE PARIS
                        GEORGETOWN BRANCH



                        By:/s/ Patrick Pages            /s/ Nathalie Herrington
                           -----------------------------------------------------
                           Name: Patrick Pages        Name: Nathalie Herrington
                           Title:   Vice President    Title:   Vice President



                        MELLON BANK, N.A.



                        By:/s/ Stephen B. Derby
                           -----------------------------------------------------
                           Name: Stephen B. Derby
                           Title:   Assistant Vice President





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            The undersigned, Societe Industrielle de Materiaux Avances ("SIMA"),
acknowledges and confirms to, and agrees with, the Agent, the Issuing Bank and the Lenders party to the foregoing Amendment (i) that the amendments and modifications to the Credit Agreement made pursuant to the foregoing Amendment shall not affect or impair in any way the validity, binding effect or enforceability of the Subordination Agreement dated as of October 18, 1996 among Special Metals Corporation, SIMA, and the Agent (the "Subordination Agreement") or SIMA's obligations or the respective rights and remedies of the Agent, the Issuing Bank and the Lenders under the Subordination Agreement and (ii) that the Subordination Agreement, and the undersigned's obligations and the respective rights and remedies of the Agent, the Issuing Bank and the Lenders thereunder, shall continue in full force and effect, notwithstanding such amendments and modifications.



                         SOCIETE INDUSTRIELLE DE MATERIAUX AVANCES



                        By /s/ Edouard Duval
                           -----------------------------------------------------
                           Name: Edouard Duval
                           Title:   Directeur General





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